Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John W. Combs, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of ShoreTel, Inc. for the fiscal quarter ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects, the financial condition and results of operations of ShoreTel, Inc.

Dated: February 9, 2009	By:	/s/ JOHN W. COMBS
	Name:	John W. Combs
	Title:	Chairman, President and Chief Executive Officer (Principal Executive Officer)